_________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): September 172, 2004





                RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.
             (Exact name of registrant as specified in its charter)


          Delaware                333-110340              41-1808858
(State or Other Jurisdiction     (Commission             (I.R.S. Employer
        of Incorporation)         File Number)            Identification No.)




       8400 Normandale Lake Blvd., Suite 250, Minneapolis, Minnesota 55437
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (952) 857-7000

                         Exhibit Index located on Page 5
       _________________________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                   Information to be Included in the Report

Section 8 - Other Events

Item 8.01      Other Events

Filing of Computational Materials

In connection with the proposed offering of the Residential Funding Mortgage Securities II, Inc., the Registrant will cause the issuance and sale of Home Equity Loan-Backed Notes, Series 2004-HS3 (the "Notes"). Residential Securities Funding Corporation ("RSFC") ,as representative of the several underwriters (together with RSFC, the "Underwriters"), have each prepared certain materials (the "Computational Materials") for distribution to potential investors.
Although Residential Funding Mortgage Securities II, Inc. (the "Company") provided the Underwriters with certain information regarding the characteristics of the mortgage loans (the "Mortgage Loans") in the related portfolio, the Company did not participate in the preparation of the Computational Materials.

For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to the Notes, any of the following: yield; average life; duration, expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Computational Materials listed as Exhibit
99.1 hereto are filed herewith.



Section 9 - Financial Statements and Exhibits

Item  9.01  Financial Statements, Pro Forma Financial Information and Exhibits

(a)     Financial statements of business acquired.

        Not applicable.

(b)     Pro forma financial information.

        Not applicable.

(c)     Exhibits:

        99.1   Computational Materials

                                                  SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                            RESIDENTIAL FUNDING MORTGAGE
                                            SECURITIES II, INC.



                                            By:    /s/Mark White
                                            Name:  Mark White
                                            Title: Vice President



Dated:  September 17, 2004



Exhibit Index


                      Item 601(a) of       Sequentially
Exhibit               Regulation S-K        Numbered
Number         Exhibit No.                  Description          Page

1                     99                     Computational        Filed
                                             Materials            Electronically